UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

Atomera Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-37850	30-0509586
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

750 University Avenue, Suite 280
Los Gatos, California 95032

(Address of principal executive offices) (zip code)

(408) 442-5248

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common stock: Par value $.001	Trading Symbol(s) ATOM	Name of each exchange on which registered Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

On May 28, 2019, Atomera Incorporated (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with seven institutional and accredited investors for the purchase of 1,675,000 shares (“Shares”) of common stock, at an offering price of $4.00 per Share, in a registered direct offering, for expected gross proceeds of approximately $6.7 million before placement agent fees and other offering expenses payable by the Company. All of the Shares are being sold by the Company.

National Securities Corporation, a wholly-owned subsidiary of National Holdings Corporation (NasdaqCM: NHLD), is acting as sole placement agent for the offering pursuant to an engagement letter agreement with the Company dated May 28, 2019. A copy of the an engagement letter agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The Shares will be issued pursuant to a shelf registration statement that the Company filed with the Securities and Exchange Commission, which became effective on October 13, 2017 (File No. 333-219782). A prospectus supplement relating to the offering will be filed with the Securities and Exchange Commission on or about May 29, 2019. The closing of the offering is expected to take place on or about May 30, 2019, subject to the satisfaction of customary closing conditions.

The Securities Purchase Agreement includes customary representations, warranties and covenants by the Company and customary conditions to closing, obligations of the parties and termination provisions. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

A copy of the legal opinion and consent of Greenberg Traurig, LLP relating to the Shares is attached hereto as Exhibit 5.1.

Item 8.01	Other Events.

The Company issued a press release on May 29, 2019 announcing the registered direct offering. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits	Method of Filing

The following exhibits are filed with this report:

1.1	Engagement Letter Agreement dated May 28, 2019 between the Company and National Securities Corporation	Filed electronically herewith
5.1	Opinion of Greenberg Traurig, LLP regarding legality of the shares	Filed electronically herewith
10.1	Securities Purchase Agreement dated as of May 28, 2019 between the Company and the Purchasers named therein	Filed electronically herewith
23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)	Filed electronically herewith
99.1	Press release dated May 29, 2019 regarding the offering	Filed electronically herewith

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATOMERA INCORPORATED
	By:	/s/ Scott A. Bibaud
May 29, 2018		Scott A. Bibaud,
President and Chief Executive Officer

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